UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                                 FORM 8-K

                             CURRENT REPORT

                  Pursuant to Section 13 or 15 (d) of the
                      Securities Exchange Act of 1934


                         Date of Report: April 12, 2005


                           AUDIOVOX CORPORATION
            (Exact name of registrant as specified in its charter)


           Delaware                   0-28839                   13-1964841
           --------                   -------                   ----------
     (State or other                                       (I.R.S. Employer
jurisdiction of incorporation) (Commission File Number)    Identification No.)


  180 Marcus Blvd., Hauppauge, New York                          11788
  -------------------------------------                          -----
(Address of principal executive offices)                      (Zip Code)


             Registrant's telephone number, including area code (631) 231-7750




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of file following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(e))


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Item 2.02  Results of Operations and Financial Condition.

On April 12, 2005, Audiovox Corporation (the "Company") issued a press release announcing its earnings for the quarter ended February 28, 2005. A copy of the release is furnished herewith as Exhibit 99.1.

Item 8.01         Other Events

On April 12, 2005 at 10:00 AM, the Company held a conference call to discuss its financial results for the quarter ended February 28, 2005. The Company has prepared a transcript of that conference call, a copy of which is annexed hereto as Exhibit 99.2.

The information furnished under Items 2.02 and 8.01, including Exhibits 99.1 and 99.2, shall not be deemed to be filed for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and will not be incorporated by reference into any registration statement filed under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.


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SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                              AUDIOVOX CORPORATION (Registrant)

Date:    April 13, 2005                       /s/ Charles M. Stoehr
                                             ----------------------------------
                                              Charles M. Stoehr
                                              Senior Vice President and
                                              Chief Financial Officer



































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                               EXHIBIT INDEX


Exhibit No.            Description


     99.1 Press Release, dated April 12, 2005, relating to Audiovox Corporation's earnings release for the quarter ended February 28, 2005 (filed herewith).

     99.2 Transcript of conference call held on April 12, 2005 at 10:00 a.m. (filed herewith).